Exhibit 99.1

July 15, 2011	Contact: Yvonne Gill 570-724-0247 yvonneg@cnbankpa.com

C&N ANNOUNCES SECOND QUARTER 2011 UNAUDITED FINANCIAL RESULTS

FOR IMMEDIATE RELEASE:

Wellsboro, PA – Citizens & Northern Corporation (C&N) announced its unaudited, consolidated financial results for the second quarter and first six months of 2011.

Net income available to common shareholders was $5,697,000, or $0.47 per share – basic and diluted in the second quarter 2011.  Second quarter 2011 earnings were up from $5,541,000, or $0.46 per share – basic and $0.45 per share – diluted in the first quarter 2011, and second quarter 2011 earnings were up 27% from net income per share of $0.37 in the second quarter 2010.  For the first six months of 2011, net income was $11,238,000, or $0.92 per share, up 29.6% from earnings per share of $0.71 for the first six months of 2010.

Some of the more significant fluctuations in the components of earnings are as follows:

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Net interest income was $11,815,000 in the second quarter 2011, up $533,000 from the first quarter 2011 and up $1,465,000 from the second quarter 2010.  Year-to-date net interest income through June 30, 2011 totaled $23,097,000, or $2,274,000 (10.9%) higher than the total for the first six months of 2010.  The improvement in net interest income in 2011 has resulted from several factors, including ongoing reductions in cost of funds, reduction in outstanding borrowings and lower balances maintained in overnight investment with the Federal Reserve and other banks.  Net interest income includes accretion of $160,000 in the second quarter 2011, and $272,000 in the first six months of 2011, from the offset of a previous write-down on a security.

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The provision for loan losses was $31,000 in the second quarter 2011, as compared to a credit (reduction in expense) of ($192,000) in the first quarter 2011 and a provision of $76,000 in the second quarter 2010.  For the first six months of 2011, the credit for loan losses was ($161,000), as compared to a provision for loan losses of $283,000 for the first six months of 2010.  The favorable loan loss results in the first half of 2011 and 2010 reflect C&N’s low levels of delinquencies and other loan-related credit problems, as compared to averages for comparable-sized peer banks.

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Noninterest revenue was $3,673,000 in the second quarter 2011, up from $2,555,000 in the first quarter 2011 and $3,260,000 in the second quarter 2010.  For the six months ended June 30, 2011, noninterest revenue totaled $6,228,000, down from $6,808,000 in the first six months of 2010.  The reduction in noninterest revenue in the first quarter 2011 resulted from an impairment loss of $948,000 related to an investment in a real estate limited partnership.  Excluding the impairment loss, noninterest revenue for the first six months of 2011 totaled $7,176,000, or 5.4% higher than the corresponding 2010 amount.

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Gains from available-for-sale securities totaled $163,000 in the second quarter 2011, down from $1,839,000 in the first quarter 2011 and $319,000 in the second quarter 2010.  For the first six months of 2011, gains from available-for-sale securities were $2,002,000, considerably higher than the total gains of $377,000 for the first six months of 2010.  In the first quarter 2011, C&N realized gains of $1,510,000 from two pooled trust-preferred securities that had been written off in prior periods.

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Noninterest expense totaled $7,794,000 in the second quarter 2011, down from $8,263,000 in the first quarter 2011 and up 1.2% from total noninterest expense of $7,703,000 in the second quarter 2010.  The reduction in noninterest expense in the second quarter 2011 as compared to the immediate prior quarter resulted mainly from reductions in payroll taxes and employee benefit expense and FDIC assessments.  Noninterest expense for the second quarter 2011 as compared to the second quarter 2010 reflected an increase of $270,000 in salaries and wages, including $122,000 from employee stock option compensation, and a decrease in FDIC assessments of $226,000.  In the six months ended June 30, 2011, total noninterest expense of $16,057,000 was 2.3% higher than for the first six months of 2010.  Total salaries and wages for the first six months of 2011 were $593,000 higher than in 2010, including employee stock option compensation of $244,000 and an increase of $132,000 in estimated incentive compensation.  Pensions and employee benefits expense was $402,000 higher in the first six months of 2011 than in the corresponding period of 2010, including higher estimated self-insured employee health insurance expense.  FDIC assessments were $305,000 lower in the first six months of 2011 than in the first six months of 2010.  Other operating expense was $235,000 lower in the first six months of 2011 than in the corresponding period of 2010, including reductions in public company-related expenses, loan collection, other real estate expenses and office expenses.

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The provision for income taxes totaled $2,129,000 or 27.2% of pre-tax income in the second quarter 2011, up from $1,281,000 or 20.8% of pre-tax income in the second quarter 2010.  For the six months ended June 30, 2011, the provision for income taxes was $4,193,000 or 27.2% of pre-tax income, up from $2,718,000 or 22.6% of pre-tax income in the first six months of 2010.  The provision for income tax in the second quarter 2010 included a benefit (reduction in expense) of $225,000 resulting from a reduction in a valuation reserve.

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In the third quarter 2010, C&N redeemed preferred stock that had previously been issued, and has had no preferred stock outstanding and no corresponding dividend costs in 2011.  In 2010, earnings available for common shareholders were impacted by dividends paid on preferred stock, including $372,000 in the second quarter 2010 and $745,000 for the first six months of 2010.

Other Information:

Changes in other unaudited financial information are as follows:

•	Total assets amounted to $1,309,650,000 at June 30, 2011, as compared to $1,316,209,000 at March 31, 2011 and $1,338,657,000 at June 30, 2010.

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Net loans outstanding (excluding mortgage loans held for sale) were $705,667,000 at June 30, 2011, down from $710,113,000 at March 31, 2011 and $715,252,000 at June 30, 2010.  Total nonperforming assets as a percentage of assets was 0.75% at June 30, 2011, an improvement from 0.88% at March 31, 2011 and 0.81% at June 30, 2010.  In the second quarter 2011, net charge-offs totaled $608,000, including gross charge-offs of $800,000 and recoveries of $192,000.  In the second quarter 2011, loans totaling $663,000 from one commercial relationship were charged-off and a recovery of $176,000 associated with one former borrower was received.

•	Deposits and repo sweep accounts totaled $1,015,704,000 at June 30, 2011, down from $1,026,069,000 at March 31, 2011 and up 1.9% from June 30, 2010.

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Total shareholders’ equity was $153,693,000 at June 30, 2011, up from $146,053,000 at March 31, 2011 and down from $161,495,000 at June 30, 2010.  The reduction in total equity at June 30, 2011 as compared to a year earlier resulted from repayment of preferred stock in the third quarter 2010.  Tangible common equity as a percentage of tangible assets was 10.90% at June 30, 2011, up from 9.30% a year earlier.

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Assets under management by C&N’s Trust and Financial Management Group amounted to $634,821,000 at June 30, 2011 as compared to $635,497,000 at March 31, 2011 and up 13.7% from one year earlier.  Fluctuations in the value of assets under management have resulted mainly from volatility in U.S. and international stock market values.

Citizens & Northern Corporation is the parent company of Citizens & Northern Bank, a local, independent community bank providing complete financial, investment and insurance services through 26 full service offices throughout Tioga, Bradford, Sullivan, Lycoming, Potter, Cameron and McKean counties in Pennsylvania and in Canisteo and South Hornell, NY. C&N can be found on the worldwide web at www.cnbankpa.com. The Company’s stock is listed on NASDAQ Capital Market Securities under the symbol CZNC.

Safe Harbor Statement: Except for historical information contained herein, the matters discussed in this release are forward-looking statements.  Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the following: changes in monetary and fiscal policies of the Federal Reserve Board and the U.S. Government, particularly related to changes in interest rates; changes in general economic conditions; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in the Corporation’s market area; increased competition from other banks and non-bank providers of financial services; technological changes and increased technology-related costs; changes in management’s assessment of realization of securities and other assets; and changes in accounting principles, or the application of generally accepted accounting principles.  Citizens & Northern disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.